Oppenheimer Holdings Inc. First Quarter 2024 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2024 (the “2023 10-K”) and Quarterly Report on Form 10-Q for the quarter-ended March 31, 2024 filed with the SEC on April 26, 2024 (the “2024 10-Q1”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of the 2024 10-Q1. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2023 10-K, the 2024 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward- looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward- looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Tel Aviv, Israel (1) Attributable to Oppenheimer Holdings Inc. (2) Represents book value less goodwill and intangible assets divided by number of shares outstanding. $26.1 million Net Income in 1Q-24(1) $353.1 million Revenue in 1Q-24 Business Overview Oppenheimer Snapshot (as of 3/31/24) Listed NYSE Ticker: OPY Stockholders' Equity ($M):(1) $801.5 Market Cap ($M): $417.46 Book Value per Share: $77.47 Tangible Book Value per Share:(2) $60.41 Share Price: $39.92 1Q-24 Earnings per Share (Basic):(1) $2.50 1Q-24 Earnings per Share (Diluted):(1) $2.37 P/E Ratio (TTM): 9.88 Dividend Yield (TTM): 1.50% Employees: 2,951 # of Financial Advisors: 936 Retail Branches in the US: 89 Client Assets under Administration ($B): $124.9 Assets Under Management ($B): $46.6 .

Earnings per share (Basic) $ 2.50 $ 1.32 89.4% Earnings per share (Diluted) $ 2.37 $ 1.22 94.3% Summary Operating Results: 1Q-24 vs 1Q-23 (Unaudited) 4 Highlights ($000’s) For the 3-Months Ended REVENUE 3/31/24 3/31/23 % Change Commissions $ 95,850 $ 86,697 10.6% Advisory fees 114,847 100,544 14.2% Investment banking 50,537 37,965 33.1% Bank deposit sweep income 36,685 48,909 -25.0% Interest 26,766 24,941 7.3% Principal transactions, net 18,234 13,490 35.2% Other 10,219 9,133 11.9% Total Revenue 353,138 321,679 9.8% EXPENSES Compensation and related expenses 221,713 206,292 7.5% Non-compensation related expenses 93,970 96,338 -2.5% Total Expenses 315,683 302,630 4.3% Pre-tax income 37,455 19,049 96.6% Net income attributable to Oppenheimer Holdings Inc. $ 26,054 $ 14,617 78.2% Increased revenue for the first quarter of 2024 was primarily driven by a significant improvement in private placement and underwriting-related fees generated by our investment banking business, higher advisory fees attributable to a rise in billable AUM as well as continued strength in fixed income sales and trading revenue Assets under administration and under management were both at record levels at March 31, 2024, benefiting from market appreciation and positive net asset flows Non-compensation expenses decreased from the prior year quarter primarily due to lower legal costs partially offset by higher interest expense Compensation expenses increased from the prior year quarter largely as a result of higher base salary expense and higher production-related expenses Book value and tangible book value per share reached new record highs as a result of positive earnings and share repurchases The Company repurchased 214,723 shares of Class A non-voting common stock during the first quarter of 2024 under its share repurchase program versus 95,055 shares of Class A non- voting common stock in the prior year period Bank deposit sweep income decreased from a year ago due to lower cash sweep balances

5 Select Financial Measures Earnings per Share ($)1 Net Income ($M)1Revenue ($M) Stockholders’ Equity ($M)1 2.77 12.57 9.73 1 Attributable to Oppenheimer Holdings Inc. 1,198.7 1,394.0 1,110.9 1,248.8 321.7 353.1 2020 2021 2022 2023 1Q-23 1Q-24 123.0 159.0 32.4 30.1 14.6 26.1 2020 2021 2022 2023 1Q-23 1Q-24 9.30 11.70 2.57 2.59 1.22 2.37 2020 2021 2022 2023 1Q-23 1Q-24 EPS - Diluted EPS - Basic 2.81 1.32 2.50 685.5 823.9 794.2 789.2 800.4 801.5 2020 2021 2022 2023 1Q-2023 1Q-2024

6 Segment Revenue Breakdown 1Q-24 vs 1Q-23 Pre-Tax Income Breakdown by Segment ($M)Revenue Breakdown by Segment ($M) Private Client Asset Management 1Q-24 Revenue $353.1MM 1Q-23 Revenue $321.7MM 203.4 63% 150.8 57% 203.4 63% 90.3 28% $54.5 144.5 61% 71.3 30% 144.5 61% 71.3 30% 201.2 66% 79.6 26% $3.1 Corp/Other 213.0 60% $24.9 7% $112.1 32% Sweep/Interest Income $56.9 203.4 63% $24.0 8% $90.3 28% Sweep/Interest Income $69.5 $4.0 Corp/Other $68.2 $54.5 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 1Q -24 1Q -23 $7.6 $6.5 $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 1Q -24 1Q -23 ($6.7) ($15.5) $(25.0) $(15.0) $(5.0) $5.0 $15.0 $25.0 $35.0 $45.0 1Q -24 1Q -23 Capital Markets

Wealth Management Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Dil igence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) 936 Financial Advisors At 3/31/2024 $124.9B Assets under Administration At 3/31/24 $46.6B Assets under Management At 3/31/24  14.2% Advisory Fees 1Q-24 vs 1Q-23 * Wealth Management includes both Private Client and Asset Management business segments. 7 772 770 775 890 227 238 2020 2021 2022 2023 1Q-23 1Q-24 194 137 178 219 61 76 25% 18% 23% 25% 27% 32% 0% 5% 10% 15% 20% 25% 30% 35% 0 50 100 150 200 250 2020 2021 2022 2023 1Q-23 1Q-24

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

Retail Services

- Sales and Trading
- Equity Research
  - 35+ senior research analysts covering 600+ companies
- Corporate Access (Conferences & NDRs)

Investment Banking

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

Fixed Income

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

↑ 32.1%
Investment Banking Revenues
1Q-24 vs 1Q-23

↑ 19.3%
Sales & Trading Revenues
1Q-24 vs 1Q-23

Capital Markets Revenue ($M)



427
626
338
346
90
112
2020
2021
2022
2023
1Q-23
1Q-24

Capital Markets Revenue Breakdown 1Q-24 ($M)



$ 5.9
5%
$ 42.9
38%
$ 30.2
27%
$ 33.1
30%
1Q-24
$112.1M
Institutional Equities
Investment Banking
Global Fixed Income
Public Finance & Municipal

Investment Banking Focus Industries



Healthcare



Technology



Consumer & Retail



Transportation & Logistics



Finance & Real Estate



Energy

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Capital Structure

OPPENHEIMER

As of March 31, 2024 ($ in thousands)	
Total Assets:	$3,251,890
Stockholders' Equity: Long-Term Debt[(1)]:	$801,522 $113,050
Total Capitalization:	$914,572
Debt to Equity Ratio:	14.1%
Gross Leverage Ratio[(2)]:	4.1x

Broker-Dealer Regulatory Capital ($ in millions)	
Regulatory Net Capital:	$431.4
Regulatory Excess Net Capital:	$412.6

(1) Becomes callable at par beginning in July 2024

(2) Total Assets divided by Total Stockholders' Equity

Liquidity & Capital

- Stockholders' equity of $801.5 million as of March 31, 2024
- Book value ($77.47) and tangible book value ($60.41) per share increased from the prior year period largely as a result of share repurchases and positive earnings
- The Board of Directors announced a quarterly dividend in the amount of $0.15 per share payable on May 24, 2024 to holders of Class A non-voting and Class B voting common stock of record on May 10, 2024
- Level 3 assets, comprised of auction rate securities, were $2.7 million as of March 31, 2024

Book & Tangible Book Value per Share ($)



54.93
41.31
65.66
52.11
72.41
56.91
76.72
59.54
72.27
56.92
77.47
60.41
2020
2021
2022
2023
1Q-2023
1Q-2024
Tangible Book Value per Share (TBVPS)
Book Value per Share (BVPS)

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For more information contact Investor Relations at info@opco.com